UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – November 16 2009

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company

(Exact name of registrant as specified in its charter)

Texas	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Energy Future Holdings Corp. (“EFH”) and Energy Future Intermediate Holding Company LLC (“EFIH”) are each filing all of the information contained in this Form 8-K. Energy Future Competitive Holdings Company (“EFCH”) is filing all of the information contained in this Form 8-K except for the information herein solely relating to the EFIH Indenture and EFIH Notes (each as defined below).

Item 1.01.	Entry into a Material Definitive Agreement.

EFH Indenture

On November 16, 2009, in connection with its previously announced exchange offers, EFH entered into an indenture (the “EFH Indenture”) among EFH, the guarantors named therein and The Bank of New York Trust Company, N.A., as trustee. Pursuant to the EFH Indenture, EFH issued $115,446,000 aggregate principal amount of its 9.75% Senior Secured Notes due 2019 (the “EFH Notes”). The EFH Notes will mature on October 15, 2019. Interest on the EFH Notes is payable in cash semi-annually in arrears on April 15 and October 15 of each year at a fixed rate of 9.75% per annum, and the first interest payment will be made on April 15, 2010.

The EFH Notes are guaranteed by EFCH and EFIH (together, the “EFH Guarantors”). The guarantee from EFIH is secured by the pledge of all membership interests and other investments EFIH owns or holds in Oncor Electric Delivery Holdings Company LLC (“Oncor Holdings”) or any of Oncor Holdings’ subsidiaries (such membership interests and other investments, the “Collateral”). The guarantee from EFCH is not secured.

The EFH Notes are senior obligations of EFH and rank equally in right of payment with all senior indebtedness of EFH. The EFH Notes are effectively subordinated to any indebtedness of EFH secured by assets of EFH to the extent of the value of the assets securing such indebtedness and structurally subordinated to all indebtedness and other liabilities of EFH’s non-guarantor subsidiaries. The EFH Notes are senior in right of payment to any future subordinated indebtedness of EFH.

The guarantees of the EFH Notes (the “EFH Guarantees”) are the general senior obligation of each EFH Guarantor and rank equally in right of payment with all existing and future senior indebtedness of each EFH Guarantor. The guarantee from EFIH is effectively senior to all unsecured indebtedness of EFIH to the extent of the value of the Collateral. The EFH Guarantees will be effectively subordinated to all secured indebtedness of each EFH Guarantor secured by assets other than the Collateral to the extent of the value of the assets securing such indebtedness and will be structurally subordinated to any existing and future indebtedness and liabilities of EFH’s subsidiaries that are not guarantors.

The EFH Notes and the EFH Indenture restrict EFH’s and its restricted subsidiaries’ ability to, among other things, make restricted payments, incur debt and issue preferred stock, incur liens, permit dividend and other payment restrictions on restricted subsidiaries, merge, consolidate or sell assets and engage in transactions with affiliates. These covenants are subject to a number of important additional limitations and exceptions. The EFH Notes and the EFH Indenture also contain customary events of default, including, among others, failure to pay principal or interest on the EFH Notes or the EFH Guarantees when due. If an event of default occurs under the EFH Notes and the EFH Indenture, the trustee or the holders of at least 30% in principal amount outstanding of the EFH Notes may declare the principal amount on the EFH Notes to be due and payable immediately.

EFH may redeem the EFH Notes, in whole or in part, at any time on or after October 15, 2014, at specified redemption prices, plus accrued and unpaid interest, if any. In addition, before October 15, 2014, EFH may redeem up to 35% of the aggregate principal amount of the EFH Notes from time to time at a redemption price of 109.750% of the aggregate principal amount of the EFH Notes, plus accrued and unpaid interest, if any, with the net cash proceeds of certain equity offerings. EFH may also redeem the EFH Notes at any time prior to October 15, 2014 at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. Upon the occurrence of a change in control, EFH must offer to repurchase the EFH Notes at 101% of their principal amount, plus accrued and unpaid interest, if any.

The EFH Notes were issued in exchange for certain existing notes of EFH and TCEH and TCEH Finance, Inc., pursuant to previously announced exchange offers. EFH did not receive any cash proceeds from the exchange offers. The EFH Notes have been registered with the Securities and Exchange Commission (the “SEC”) pursuant to a registration statement on Form S-4 (333-162327), as amended, and are listed on the New York Stock Exchange.

A copy of the EFH Indenture is attached hereto as Exhibit 4.1 and is incorporated by reference. The above descriptions of the EFH Indenture and the EFH Notes are qualified in their entirety by reference to the attached EFH Indenture.

EFIH Indenture

On November 16, 2009, in connection with their previously announced exchange offers, EFIH and EFIH Finance Inc. (“EFIH Finance,” and together with EFIH, the “EFIH Issuers”) entered into an indenture (the “EFIH Indenture” and, together with the EFH Indenture, the “Indentures”) among the EFIH Issuers and The Bank of New York Trust Company, N.A., as trustee. Pursuant to the EFIH Indenture, the EFIH Issuers issued $141,083,000 aggregate principal amount of 9.75% Senior Secured Notes due 2019 (the “EFIH Notes” and, together with the EFH Notes, the “Notes”). The EFIH Notes will mature on October 15, 2019. Interest on the EFIH Notes is payable in cash semi-annually in arrears on April 15 and October 15 of each year at a fixed rate of 9.75% per annum, and the first interest payment will be made on April 15, 2010.

The EFIH Notes are secured by the Collateral.

The EFIH Notes are senior obligations of the EFIH Issuers and rank equally in right of payment with all senior indebtedness of the EFIH Issuers. The EFIH Notes will be effectively senior to all unsecured indebtedness of the EFIH Issuers, to the extent of the value of the Collateral, and will be effectively subordinated to any indebtedness of the EFIH Issuers secured by assets of the EFIH Issuers other than the Collateral, to the extent of the value of the assets securing such indebtedness. Furthermore, the EFIH Notes will be structurally subordinated to all indebtedness and other liabilities of EFIH’s subsidiaries (other than EFIH Finance), including Oncor Holdings and its subsidiaries, any of EFIH’s future foreign subsidiaries and any other unrestricted subsidiaries and senior in right of payment to any future subordinated indebtedness of the EFIH Issuers.

The EFIH Notes and the EFIH Indenture restrict EFIH Issuers’ and their respective restricted subsidiaries’ ability to, among other things, make restricted payments, incur debt and issue preferred stock, incur liens, permit dividend and other payment restrictions on restricted subsidiaries, merge, consolidate or sell assets and engage in transactions with affiliates. These covenants are subject to a number of important additional limitations and exceptions. The EFIH Notes and the EFIH Indenture also contain customary events of default, including, among others, failure to pay principal or interest on the EFIH Notes or the guarantees when due. If an event of default occurs under the EFIH Notes and the EFIH Indenture, the trustee or the holders of at least 30% in principal amount outstanding of the EFIH Notes may declare the principal amount on the EFIH Notes to be due and payable immediately. There will initially be no restricted subsidiaries under the EFIH Indenture (other than EFIH Finance, which has no assets). Oncor Holdings, the immediate parent of Oncor, and its subsidiaries will be unrestricted subsidiaries under the EFIH Indenture and, accordingly, will not be subject to any of the restrictive covenants in the EFIH Indenture.

The EFIH Issuers may redeem the EFIH Notes, in whole or in part, at any time on or after October 15, 2014, at specified redemption prices, plus accrued and unpaid interest, if any. In addition, before October 15, 2014, the EFIH Issuers may redeem up to 35% of the aggregate principal amount of the EFIH Notes from time to time at a redemption price of 109.750% of the aggregate principal amount of the EFIH Notes, plus accrued and unpaid interest, if any, with the net cash proceeds of certain equity offerings. The EFIH Issuers may also redeem the EFIH Notes at any time prior to October 15, 2014 at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. Upon the occurrence of a change in control, the EFIH Issuers must offer to repurchase the EFIH Notes at 101% of their principal amount, plus accrued and unpaid interest, if any.

The EFIH Notes were issued in exchange for certain existing notes of EFH and TCEH and TCEH Finance, Inc., pursuant to previously announced exchange offers. The EFIH Issuers did not receive any cash proceeds from the exchange offers. The EFIH Notes have been registered with the SEC pursuant to a registration statement on Form S-4 (333-162327), as amended, and are listed on the New York Stock Exchange.

A copy of the EFIH Indenture is attached hereto as Exhibit 4.2 and is incorporated by reference. The above descriptions of the EFIH Indenture and the EFIH Notes are qualified in their entirety by reference to the attached EFIH Indenture.

Security Documents

In connection with the issuance of the Notes, EFIH entered into a Pledge Agreement, dated as of November 16, 2009, whereby the Collateral was pledged in favor of The Bank of New York Mellon Trust Company, N.A. (the “Collateral Trustee”) for the benefit of the Collateral Trustee, the trustee under each of the Indentures and the holders of the Notes and the holders of any other secured debt obligations that may be issued in accordance with the Indentures. In addition, EFIH entered into a Collateral Trust Agreement, dated as of November 16, 2009, among EFIH, The Bank of New York Mellon Trust Company, N.A., as First Lien Trustee, the other Secured Debt Representatives named therein and the Collateral Trustee. The Collateral Trust Agreement governing the pledge of Collateral generally provides that the holders of a majority of the debt secured by a first priority lien on the Collateral, including the Notes and other future debt incurred by EFH or EFIH secured by the Collateral equally and ratably, have, subject to certain limited exceptions, the exclusive right to manage, perform and enforce the terms of the security documents securing the rights of secured debt holders in the Collateral, and to exercise and enforce all privileges, rights and remedies thereunder.

Copies of the Pledge Agreement and the Collateral Trust Agreement are attached hereto as Exhibit 4.3 and 4.4, respectively, and are incorporated by reference. The above descriptions of the Pledge Agreement and the Collateral Trust Agreement are qualified in their entirety by reference to the attached Pledge Agreement and the Collateral Trust Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information relating to the EFH Indenture, the EFH Notes, the EFIH Indenture and the EFIH Notes set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit No.	Description

	4.1	Indenture, dated as of November 16, 2009, among Energy Future Holdings Corp., the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A.

	4.2	Indenture, dated as of November 16, 2009, among Energy Future Intermediate Holding Company LLC, EFIH Finance Inc. and The Bank of New York Mellon Trust Company, N.A.

	4.3	Pledge Agreement, dated as of November 16, 2009, by Energy Future Intermediate Holding Company LLC

	4.4	Collateral Trust Agreement, dated as of November 16, 2009, among Energy Future Intermediate Holding Company LLC, The Bank of New York Mellon Trust Company, N.A., as First Lien Trustee, the other Secured Debt Representatives named therein and The Bank of New York Mellon Trust Company, N.A., as Collateral Trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/S/ STAN J. SZLAUDERBACH
Name:	Stan J. Szlauderbach
Title:	Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY

/S/ STAN J. SZLAUDERBACH
Name:	Stan J. Szlauderbach
Title:	Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/S/ STAN J. SZLAUDERBACH
Name:	Stan J. Szlauderbach
Title:	Senior Vice President & Controller

Dated: November 20, 2009